EXHIBIT 21.1
LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation
Anglo-American Cables Ltd.	(Incorporated in the United Kingdom)
Belden 1993 Inc.	(Incorporated in Delaware)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Automation (Asia Pacific) Pte. Ltd.	(Incorporated in Singapore)
Belden Brasil Comerical Ltda.	(Incorporated in Brazil)
Belden (Canada) Finco Limited Partnership	(Canadian Limited Partnership)
Belden CDT (Canada) Inc.	(Incorporated in Canada)
Belden CDT European Shared Services	(Incorporated in The Netherlands)
Belden CDT International, Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Cekan A/S	(Incorporated in Denmark)
Belden Commercial Services B.V.	(Incorporated in The Netherlands)
Belden Communications Holding	(Incorporated in Delaware)
Belden de Sonora SA. de CV	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Belden-EIW GmbH & Co. Kg	(German Limited Partnership)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de CV	(Incorporated in Mexico)
Belden Electronics S.a.r.l.	(Incorporated in France)
Belden Europe B.V.	(Incorporated in The Netherlands)
Belden Far East Holdings, B.V.	(Incorporated in The Netherlands)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Global CV	(Netherlands Limited Partnership)
Belden Holding AB	(Incorporated in Sweden)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden India Private Limited	(Incorporated in India)
Belden International Holdings, B.V.	(Incorporated in The Netherlands)
Belden Logistic Services B.V.	(Incorporated in The Netherlands)
Belden/Nordic Holding AB	(Incorporated in Sweden)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden Technologies, Inc.	(Incorporated in Delaware)
Belden (UK) Limited	(Incorporated in the United Kingdom)
Belden Wire & Cable B.V.	(Incorporated in The Netherlands)
Belden Wire & Cable Company	(Incorporated in Delaware)
Belden Wire & Cable Trading (Shanghai) Co. Ltd.	(Incorporated in China)
Cable Design Technologies (Deutschland) Gmbh	(Incorporated in Germany)
CDT International Holdings, Inc.	(Incorporated in Delaware)
Dalian LTK Electric Wire Ltd.	(Incorporated in China)
Dearborn/CDT Inc.	(Incorporated in Delaware)
HEW-Kabel Gmbh & Co. Kg	(Incorporated in Germany)
HEW-Kabel Verwaltungs GmbH	(Incorporated in Germany)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation and Control Inc.	(Incorporated in Delaware)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control Ltd.	(Incorporated in the United Kingdom)
Hirschmann Automation & Control S.A.S.	(Incorporated in France)

Entity	Country/State of Incorporation
Hirschmann Automation & Control S.L.	(Incorporated in Spain)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)
Hirschmann Electronics GmbH	(Incorporated in Germany)
Hirschmann Industries GmbH	(Incorporated in Germany)
Hirschmann Verwaltungs GmbH	(Incorporated in Germany)
Huizhou LTK Electronic Cable Limited	(Incorporated in China)
ITC/CDT Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
LTK Cable (Chongqing) Company Limited	(Incorporated in China)
LTK Cable (Huizhou) Ltd.	(Incorporated in China)
LTK Cable Technology Ltd.	(Incorporated in Taiwan)
LTK Electric Wire (Huizhou) Limited	(Incorporated in China)
LTK Electronic Cables (Suzhou) Limited	(Incorporated in China)
LTK Industries (Suzhou) Limited	(Incorporated in China)
LTK International Limited	(Incorporated in Hong Kong)
LTK Technologies Co., Limited	(Incorporated in Japan)
LTK Wiring Co. Limited	(Incorporated in Hong Kong)
Microlog Logistiche Dienstleistungen GmbH	(Incorporated in Germany)
Nordx CDT Corp.	(Incorporated in Delaware)
Nordx/CDT Limited	(Incorporated in the United Kingdom)
Noslo Limited	(Incorporated in the United Kingdom)
PAT-DST (Malaysia) SDN GHD. i.L.	(Incorporated in Malaysia)
Raydx/CDT Limited	(Incorporated in the United Kingdom)
Shanghai LTK Electronic Cables Limited	(Incorporated in China)
Thermax/CDT Inc.	(Incorporated in Delaware)
Trapeze Networks, Inc.	(Incorporated in Delaware)
Trapeze Networks B.V.	(Incorporated in The Netherlands)
Trapeze Networks France S.A.R.L.	(Incorporated in France)
Trapeze Networks K.K.	(Incorporated in Japan)
Trapeze Networks Ltd.	(Incorporated in China)
X-Mark/CDT, Inc.	(Incorporated in Pennsylvania)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)